Exhibit 99.1

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF OHIO

PHILLIP GOLDSTEIN,	)	CASE NO. 1:02 CV 1903
)
Plaintiff,	)	JUDGE DONALD C. NUGENT
)
vs.	)
	)	FINAL JUDGMENT
BRANTLEY CAPITAL CORP., et al.	)
)
Defendants.	)

     This matter comes before this Court on this 26th day of February, 2004. The Court finds:

     1. Plaintiff Phillip Goldstein instituted this action against Brantley Capital Corp., Robert P. Pinkas, IVS Associates, Inc., James P. Oliver and Benjamin F. Bryan, pursuant to the Investment Company Act of 1940, seeking preliminary and permanent injunctive relief with respect to the results of an election held at the annual meeting of Brantley Capital Corp. on September 17, 2002;

     2. A hearing was held before Magistrate Judge Jack B. Streepy on November 18 through 20, 2002;

     3. Magistrate Judge Streepy issued a Report and Recommendation on December 18, 2002;

     4. Each of the parties filed objections to the Report and Recommendation;

     5. On February 13, 2003, this Court ordered a de novo trial on the merits;

     6. The parties to this matter have entered into a Memorandum of Understanding, a copy of which is annexed hereto and incorporated by reference herein, resolving the issues outstanding in this litigation;

     7. By agreement in the Memorandum of Understanding, and as evidenced by the signatures of counsel below, the parties have requested that the Court dismiss this matter with prejudice; and

     8. The Court further finds that in accordance with prior Orders of this Court, publication of the proposed resolution of this matter and notice of this hearing was completed, and the Court has been advised that no objections or inquiries were received from any shareholder.

     This Court has considered and reviewed the representations of the parties, the Memorandum of Understanding, the papers and pleadings connected with this matter, and the letter of the Securities and Exchange Commission dated February 20, 2004, with respect to the matters concerned herein, and the Securities and Exchange Commission has interposed no objection to this Court’s exercise of its jurisdiction with respect to the matter set for hearing today; and

     Based on the Court’s review of the proceedings and statements of counsel, the Court concludes that had this matter not been resolved through amicable resolution, each side in the litigation would have spent $300,000 through trial and appeal in addition to the sums that have already been expended, the latter likely to have occurred had compromise not been found; and

     Based on the Court’s observation of the entire proceedings and its review of the terms of the MOU, the Court concludes that the litigants in this matter have proceeded with the highest concern for the interest of the shareholders and shareholder values, and through that concern, compromise was reached.

     Now, therefore it is

     ORDERED, ADJUDGED AND DECREED that this Final Judgment, as well as the Memorandum of Understanding and each of the commitments and undertakings contained therein, shall be binding upon the parties to this action, their officers, agents, servants, employees, and attorneys, and upon those persons in active concert or participation with them who receive actual notice by personal service or otherwise;

     It is further ORDERED, ADJUDGED AND DECREED that the Report and Recommendations of Magistrate Judge Streepy is not adopted by this Court and is vacated;

     And, it is further ORDERED, ADJUDGED AND DECREED that this case is dismissed with prejudice and the Court retains jurisdiction over the implementation of the MOU.

     IT IS SO ORDERED:

/s/ Donald C. Nugent 2/26/04

Judge Donald C. Nugent
TO BE ENTERED BY CONSENT:

/s/ Edward F. Siegel

/s/ Edward F. Siegel, Esq. (0012912)
23240 Chagrin Boulevard, #450
Cleveland, OH 44122
216.504.5200 (telephone)
216.514.5126 (facsimile)
efsiegel@hotmail.com (email)

Richard W. Cohen, Esq.
Lowey Dannenberg Bemporad & Selinger, P.C.
One North Lexington, 11th Floor
White Plains, NY 10601
914.997.0500 (telephone)
914.997.0035 (facsimile)
rcohen@ldbs.com (email)
mrago@ldbs.com (email)

COUNSEL FOR PLAINTIFF

/s/ George M. Von Mehren

George M. Von Mehren, Esq.(0001001)
Stacy D. Ballin, Esq. (0019988)
Richard Gurbst (0017672)
SQUIRE, SANDERS & DEMPSEY L.L.P.
4900 Key Tower
127 Public Square
Cleveland, OH 44114-1304
216.479.8500 (telephone)
216.479.8780 (facsimile)
von-Mehren@ssd.com (email)
sballin @ssd.com (email)
rgurbst@ssd.com (email)

Neil S. Lang, Esq.
Cynthia M. Krus, Esq.
SUTHERLAND ASBILL & BRENNAN LLP
1275 Pennsylvania Avenue N.W.
Washington, D.C. 20004-2415
202.383.0100 (telephone)
202.637.3593 (facsimile)
neil.lang@sablaw.com (email)
cynthia.krus@sablaw.com (email)

COUNSEL FOR DEFENDANTS

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